WHITE MOUNTAIN TITANIUM CORPORATION

STOCK OPTION PLAN

OPTION AGREEMENT

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION BECAUSE THEY ARE BELIEVED TO BE EXEMPT FROM REGISTRATION UNDER SECTION 4(2) AND/OR 4(6) OF THE SECURITIES ACT OF 1933. THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION. NEITHER THE SECURITIES AND EXCHANGE COMMISSION NOR ANY OTHER AUTHORITY HAS PASSED UPON OR ENDORSED THE MERITS OF THE OFFERING OR THE ACCURACY OR ADEQUACY OF THE INFORMATION PROVIDED TO THE INVESTORS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. INVESTORS MUST RELY ON THEIR OWN EXAMINATION OF THE COMPANY, AND THE RISKS,MERITS AND TERMS OF THIS OFFERING IN MAKING AN INVESTMENT DECISION.

THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), AND MAY NOT BE SOLD, TRANSFERRED, ASSIGNED, PLEDGED OR HYPOTHECATED EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S PROMULGA TED UNDER THE SECURITIES ACT, PURSUANT TO REGTSTRATION UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. HEDGING TRANSACTIONS INVOLVING THE SECURITIES REPRESENTED HEREBY MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE SECURITIES ACT. THIS CERTIFICATE MUST BE SURRENDERED TO THE COMPANY OR ITS TRANSFER AGENT AS A CONDITION PRECEDENT TO THE SALE, PLEDGE, HYPOTHECATION OR ANY OTHER TRANSFER OF ANY INTEREST IN ANY OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE.

WITHOUT COMPLIANCE WITH ALL APPLICABLE CANADIAN SECURITJES LEGISLATION, THE SECURITIES REPRESENTED BY THIS AGREEMENT AND ANY SECURITIES ISSUED UPON EXERCISE THEREOF MA Y NOT BE SOLD, TRANSFERRED, HYPOTHECATED OR OTHERWISE TRADED IN CANADA OR TO OR FOR THE BENEFIT OF A CANADIAN RESIDENT.

This Option Agreement is entered into between WHITE MOUNTAIN TITANIUM CORPORATION (the "Company") and the Optionee named below pursuant to the Company Stock Option Plan (the "Plan"), a copy of which is attached hereto, and confirms that:

1. on August 31, 2007 (the "Grant Date");

2. Michael P. Kurtanjek (the "Optionee");

3. was granted the option (the "Option") to purchase 150,000 Common Shares (the "Option Shares") of the Company;

4. for the price (the "Option Price") of $0.50 per share;

5. which shall be exercisable ("Vested") Immediately;

6. terminating on August 31, 2012 (the "Expiry Date");

all on the terms and subject to the conditions set out in the Plan. For greater certainty, once Option Shares have become Vested, they continue to be exercisable until the termination or cancellation thereof as provided in this Option Agreement and the Plan.

By signing this Option Agreement, the Optionee acknowledges that the Optionee has read and understands the Plan and agrees to the terms and conditions of the Plan and this Option Agreement.

IN WITNESS WHEREOF the parties hereto have executed this Option Agreement to be effective as of the 17th day of October, 2007.

OPTIONEE:	WHITE MOUNTAIN TITANIUM CORPORATION
Michael P. Kurtanjek

/s/ Michael P. Kurtanjek	/s/ Terese Gieselman
Signature	Terese Gieselman, Corporate Secretary

Attached: Stock Option Plan